                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          May 18, 2004
                                                 -------------------------------


                        GOVERNMENT PROPERTIES TRUST, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                       1-31962                 20-0611663
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

10250 Regency Circle, Suite 100, Omaha, Nebraska                   68114
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code        (402) 391-0010
                                                   -----------------------------

                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its current Reports on Form 8-K dated May 18, 2004, as filed on May 18, 2004, and June 18, 2004, as filed on June 18, 2004, to include the historical financial statements and pro forma financial information required by
Item 7 (a) and (b).

                                TABLE OF CONTENTS

Item 2.  Acquisition of Assets ..................................................    3
Item 7   Financial Statements, Pro Forma Financial Information, and Exhibits ....    4
    (A)  Financial Statements of Real Estate Operations Acquired ................
         (1)  United States Federal Bureau of Investigation Branch Office -
              Pittsburgh, Pennsylvania ..........................................    4
              Report of Independent Registered Public Accounting Firm ...........    4
              Statements of Revenue and Certain Expenses for the three months ended March 31, 2004 (unaudited) and for the nine months ended
              September 30, 2003. ...............................................    5
              Notes to Statements of Revenue and Certain Expenses ...............    6
         (2)  Food & Drug Administration District Headquarters - Lenexa, Kansas .
              Report of Independent Registered Public Accounting Firm ...........    7
              Statements of Revenue and Certain Expenses for the three months ended March 31, 2004 (unaudited) and for the year ended
              December 31, 2003 .................................................    8
              Notes to Statements of Revenue and Certain Expenses ...............    9
    (B)  Pro Forma Financial Information (unaudited) ............................   10
         (1)  Pro Forma Consolidated Balance Sheet as of March 31, 2004 .........   11
         (2)  Pro Forma Consolidated Statement of Operations for the three
              months ended March 31, 2004 .......................................   15
         (3)  Pro Forma Consolidated Statement of Operations for the year ended
              December 31, 2003 .................................................   16
    (C)  Exhibits ...............................................................   18
    (D)  SIGNATURE ..............................................................   19

ITEM 2. ACQUISITION OF ASSETS

On May 4, 2004, Government Properties Trust, Inc. (the Company) completed its previously announced acquisition of the United States Federal Bureau of Investigation (FBI) Building in Pittsburgh, PA (the Pittsburgh Property) for approximately $27.8 million excluding closing costs. The Pittsburgh Property, completed in 2001, is fully leased by the federal government under a modified gross lease. The property is occupied by the FBI and totals over 87,000 leasable square feet of office space. With the integrated parking facility included in the total, the property consists of approximately 161,000 gross square feet. The current lease expires in October 2016.

On June 14, 2004, the Company completed its previously announced acquisition of the United States Food & Drug Administration (FDA) Building in Lenexa, KS (the Lenexa Property) for approximately $10.5 million. The Lenexa Property, completed in 1991, is fully leased by the federal government under a modified gross lease. The property is occupied by the FDA and consists of two buildings on 5.05 acres of land. The primary building consists of office/lab space and totals over 48,000 leasable square feet. A secondary annex building consists of over 5,000 leasable square feet. The current lease for the primary building expires in June 2012 and the lease for the annex building expires in September 2012.

Each purchase price was determined through arms-length negotiation between the Company and the seller. The Company funded the purchase price with cash on hand.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

                        GOVERNMENT PROPERTIES TRUST, INC.

         UNITED STATES FEDERAL BUREAU OF INVESTIGATION BRANCH OFFICE --
                            PITTSBURGH, PENNSYLVANIA
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES
 FOR THE THREE MONTHS ENDED MARCH 31, 2004 (UNAUDITED) AND FOR THE NINE MONTHS
                            ENDED SEPTEMBER 30, 2003

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of
Government Properties Trust, Inc.

We have audited the accompanying Statement of Revenue and Certain Expenses of United States Federal Bureau of Investigation Branch Office - Pittsburgh, Pennsylvania (the Property) for the nine months ended September 30, 2003. This Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Government Properties Trust, Inc.'s Current Report on Form 8-K as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the nine months ended September 30, 2003 in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
December 23, 2003

         UNITED STATES FEDERAL BUREAU OF INVESTIGATION BRANCH OFFICE --
                            PITTSBURGH, PENNSYLVANIA

                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                                     THREE MONTHS    NINE MONTHS
                                                        ENDED           ENDED
                                                       MARCH 31,     SEPTEMBER 30,
                                                         2004           2003
                                                         ----           ----
                                                     (UNAUDITED)
REVENUE
   Rental income ...............................      $  802,439      $2,378,652
   Tenant reimbursements .......................             104          10,171
                                                      ----------      ----------
                                                         802,543       2,388,823
CERTAIN EXPENSES
   Utilities ...................................          48,075         128,362
   Repairs and maintenance .....................          49,780          97,670
   Real estate taxes ...........................         102,030         251,910
   Cleaning ....................................          31,345          91,996
   Salaries ....................................          19,826          58,026
   Insurance ...................................           4,167          12,501
   Management fees .............................          10,000          30,000
   Other expenses ..............................           1,571          21,374
                                                      ----------      ----------
                                                         266,794         691,839
                                                      ----------      ----------
Revenue in excess of certain expenses ..........      $  535,749      $1,696,984
                                                      ==========      ==========


                             See accompanying notes.

         UNITED STATES FEDERAL BUREAU OF INVESTIGATION BRANCH OFFICE --
                            PITTSBURGH, PENNSYLVANIA

               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1. DESCRIPTION OF THE PROPERTY

The United States Federal Bureau of Investigation Branch Office - Pittsburgh, Pennsylvania (the Property), located at 3311 East Carson Street, Pittsburgh, Pennsylvania is an office that is 100% leased to the United States Federal Bureau of Investigation with the lease expiring in October 2016, with options to extend the lease for two additional five-year terms.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statement of revenue and certain expenses for the nine months ended September 30, 2003 was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by the Company in future operations of Property, have been excluded.

In preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Rental income is recorded when due from the tenant under the term of the lease, which requires monthly rental payments of $264,295 through the term of the lease.

The Property is managed by an affiliate of the current owner under a management agreement that requires fees to be paid at a flat rate of $3,333 per month.

3. INTERIM PERIOD (UNAUDITED)

The unaudited statement of revenue and certain expenses for the three months ended March 31, 2004, has been prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2004 are not necessarily indicative of the results that may be expected for the year ending December 31, 2004.

                        GOVERNMENT PROPERTIES TRUST, INC.

        FOOD & DRUG ADMINISTRATION DISTRICT HEADQUARTERS - LENEXA, KANSAS
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES
            FOR THE THREE MONTHS ENDED MARCH 31, 2004 (UNAUDITED) AND
                      FOR THE YEAR ENDED DECEMBER 31, 2003
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of
Government Properties Trust, Inc.

We have audited the accompanying Statement of Revenue and Certain Expenses of Food & Drug Administration District Headquarters - Lenexa, Kansas (the Property) for the year ended December 31, 2003. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Government Properties Trust, Inc.'s Current Report on Form 8-K as described in Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 2003 in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
May 28, 2004

        FOOD & DRUG ADMINISTRATION DISTRICT HEADQUARTERS - LENEXA, KANSAS
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                                     THREE MONTHS
                                                         ENDED         YEAR ENDED
                                                       MARCH 31,      DECEMBER 31,
                                                    2004 (UNAUDITED)     2003
                                                    ----------------     ----
REVENUE
   Rental income ...............................      $  294,584      $1,176,946
   Tenant reimbursements .......................          13,199          48,985
                                                      ----------      ----------
                                                         307,783       1,225,931
CERTAIN EXPENSES
   Utilities ...................................           3,583          14,668
   Repairs and maintenance .....................          28,886         102,682
   Real estate taxes ...........................          38,139         159,980
   Cleaning ....................................          11,104          45,501
   Insurance ...................................           3,824          20,656
   Other expenses ..............................           3,678           5,212
                                                      ----------      ----------
                                                          89,214         348,699
                                                      ----------      ----------
Revenue in excess of certain expenses ..........      $  218,569      $  877,232
                                                      ==========      ==========

                             See accompanying notes.

       FOOD & DRUG ADMINISTRATION DISTRICT HEADQUARTERS -- LENEXA, KANSAS
              NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1. DESCRIPTION OF THE PROPERTY

The Food & Drug Administration District Headquarters -- Lenexa, Kansas (the Property), located at 11510 West 80th Street, Lenexa, Kansas is an office building that is 100% leased to the Food & Drug Administration pursuant to two leases both expiring in 2012.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statement of revenue and certain expenses for the year ended December 31, 2003 was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statement is not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by the Company in future operations of Property, have been excluded.

In preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Rental income is recorded when due from the tenant under the term of the leases. The current leases require monthly rental payments of $98,195 through the term of the respective leases subject to annual rent increases based on the Consumer Price Index, as defined. The leases also contain provisions to recover real estate taxes at an amount in excess of the tenant's base year amount, as defined. Such revenue is included in tenant reimbursements in the statement of revenue and certain expenses.

3. INTERIM PERIOD (UNAUDITED)

The unaudited statement of revenue and certain expenses for the three months ended March 31, 2004, has been prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2004 are not necessarily indicative of the results that may be expected for the year ending December 31, 2004.

                PRO FORMA CONSOLIDATED BALANCE SHEET (Unaudited)

On January 27, 2004, the Company completed its initial public offering (the "Offering") and sold approximately 19.7 million common shares and received approximately $177.0 million in net proceeds. The Company used a portion of the proceeds to repay outstanding lines of credit and mortgage debt on previously owned properties and intends to use the majority of the remaining proceeds to acquire additional properties.

On March 1, 2004, the Company completed its previously announced acquisition of the United States Bureau of Public Debt Backup Facility in Mineral Wells, WV (the Mineral Wells Property) for approximately $5 million. The Mineral Wells Property, completed in 2003, is fully leased by the federal government under a modified gross lease. The property is occupied by the United States Bureau of Public Debt and totals over 38,000 leasable square feet of office space. The current lease expires in September 2017.

The net effect of the Offering and purchase of the Mineral Wells Property are reflected in the Company's consolidated historical balance sheet at March 31, 2004.

The accompanying unaudited Pro Forma Consolidated Balance Sheet of the Company is presented as if the Pittsburgh Property and the Lenexa Property had been acquired on March 31, 2004. This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company's historical consolidated financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2003 and on Form 10-Q for the three months ended March 31, 2004. In management's opinion, all adjustments necessary to reflect the acquisitions of the Pittsburgh Property and Lenexa Property have been made. The following Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transactions had been consummated at March 31, 2004, nor does it purport to represent the future financial position of the Company.

                        GOVERNMENT PROPERTIES TRUST, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2004
                                   (UNAUDITED)

                                                             HISTORICAL (A)    PITTSBURGH (B)      LENEXA (C)        PRO FORMA
                                                             --------------    --------------      ----------        ---------
                           ASSETS
Real estate at cost:
   Land ..................................................   $   5,308,237     $   1,135,000     $   1,250,000     $   7,693,237
   Buildings and improvements ............................      27,211,715        22,789,170         8,021,534        58,022,419
   Tenant origination costs ..............................       6,769,146         4,758,506         1,253,759        12,781,411
   Furniture and equipment ...............................          59,060                --                --            59,060
                                                             -------------     -------------     -------------     -------------
                                                                39,348,158        28,682,676        10,525,293        78,556,127
   Accumulated depreciation ..............................      (1,037,509)               --                --        (1,037,509)
                                                             -------------     -------------     -------------     -------------
                                                                38,310,649        28,682,676        10,525,293        77,518,618
Cash and cash equivalents ................................     149,521,349       (28,915,510)      (10,530,953)      110,074,886
Restricted cash escrows ..................................         199,798           250,000                --           449,798
Restricted cash for letter of credit .....................      17,336,718                --                --        17,336,718
Tenant receivables .......................................         385,831                --                --           385,831
Notes receivable from tenant .............................         815,884                --                --           815,884
Deferred costs, net ......................................         121,865                --                --           121,865
Real estate deposits .....................................       1,000,000          (200,000)         (100,000)          700,000
Property held for sale ...................................       4,271,071                --                --         4,271,071
Other assets .............................................         760,979           182,834           105,660         1,049,473
                                                             -------------     -------------     -------------     -------------
Total assets .............................................   $ 212,724,144     $          --     $          --     $ 212,724,144
                                                             =============     =============     =============     =============
           LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Accounts payable and accrued expenses .................   $     848,316     $          --     $          --     $     848,316
   Dividend payable ......................................       3,102,075                --                --         3,102,075
   Mortgage notes payable ................................      24,569,360                --                --        24,569,360
   Liabilities related to property held for sale .........       3,211,888                --                --         3,211,888
                                                             -------------     -------------     -------------     -------------
Total liabilities ........................................      31,731,639                --                --        31,731,639
Stockholders' equity:
   Common stock ($0.01 par value at March 31, 2004;
     50,000,000 shares authorized, 20,680,502 shares
     issued and outstanding at March 31, 2004) ...........         205,093                --                --           205,093
   Accumulated deficit ...................................      (3,302,324)               --                --        (3,302,324)
   Additional paid-in capital ............................     187,709,088                --                --       187,709,088
   Dividends declared ....................................      (3,619,352)               --                --        (3,619,352)
                                                             -------------     -------------     -------------     -------------
Total stockholders' equity ...............................     180,992,505                --                --       180,992,505
                                                             -------------     -------------     -------------     -------------
Total liabilities and stockholders' equity ...............   $ 212,724,144     $          --     $          --     $ 212,724,144
                                                             =============     =============     =============     =============

                             See accompanying notes.

           NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET (Unaudited)

(A) Represents the historical consolidated balance sheet of the Company as of March 31, 2004.

(B) Reflects the acquisition of the Pittsburgh Property on May 4, 2004 for a total purchase price of approximately $28.7 million. The amounts presented include the initial purchase price of $27.8 million and closing costs of $0.9 million and were allocated based on the fair market value of the assets acquired. There were no liabilities assumed and the purchase price was funded with cash on hand.

(C) Reflects the acquisition of the Lenexa Property on June 14, 2004 for a total purchase price of approximately $10.5 million. The amounts presented include the initial purchase price and subsequent closing costs and were allocated based on the fair market value of the assets acquired. There were no liabilities assumed and the purchase price was funded with cash on hand.

           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)


The accompanying unaudited Pro Forma Consolidated Statements of Operations for the three month period ended March 31, 2004 and for the year ended December 31, 2003 of the Company is presented as if the Pittsburgh Property, Lenexa Property, Mineral Wells Property and other properties acquired in 2003 (the "2003 Acquired Properties), collectively the "Acquired Properties", had been acquired on January 1, 2003. These Pro Forma Consolidated Statements of Operations should be read in conjunction with the Company's historical consolidated financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2003 and on Form 10-Q for the three months ended March 31, 2004. In management's opinion, all adjustments necessary to reflect the above acquisitions have been made.

The unaudited Pro Forma Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the three month period ended March 31, 2004 or for the year ended December 31, 2003 assuming the above transactions had been consummated at January 1, 2003, nor does it purport to represent the future results of operations of the Company.

                        GOVERNMENT PROPERTIES TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                  (UNAUDITED)

                                                                                 MINERAL
                                                              HISTORICAL (A)     WELLS (B)   PITTSBURGH(B)    LENEXA (B)
                                                              --------------     ---------   -------------    ----------
Revenue
  Rental income ...........................................    $ 2,812,476     $   573,843    $ 3,171,536    $ 1,176,946
  Tenant reimbursements ...................................             --              --         13,561         48,985
                                                               -----------     -----------    -----------    -----------
Total revenue .............................................      2,812,476         573,843      3,185,097      1,225,931
Expenses
  Property operations .....................................        623,147          66,657        586,572        188,719
  Real estate taxes .......................................        238,201          14,692        335,880        159,980
  Depreciation and amortization ...........................        764,090              --             --             --
  General and administrative ..............................        440,668              --             --             --
                                                               -----------     -----------    -----------    -----------
Total expenses ............................................      2,066,106          81,349        922,452        348,699
                                                               -----------     -----------    -----------    -----------

Operating income (loss) ...................................        746,370         492,494      2,262,645        877,232
Other income ..............................................         21,635              --             --             --
Interest expense
  Expense .................................................     (1,188,048)             --             --             --
  Amortization of deferred financing fees .................         (9,230)             --             --             --
                                                               -----------     -----------    -----------    -----------
Income (loss) from continuing operations ..................    $  (429,273)    $   492,494    $ 2,262,645    $   877,232
                                                               ===========     ===========    ===========     ===========
Earnings (loss) per share from continuing operations
  (basic and diluted) .....................................    $     (0.51)
                                                               ===========
Weighted average shares outstanding (basic and diluted) ...        836,133
                                                               ===========

                                                              2003 ACQUIRED   ADJUSTMENTS
                                                              PROPERTIES(B)    (C), (D)        PRO FORMA
                                                              -------------    --------        ---------
Revenue
  Rental income ...........................................    $ 1,183,253    $        --     $ 8,918,054
  Tenant reimbursements ...................................             --             --          62,546
                                                               -----------     -----------     -----------
Total revenue .............................................      1,183,253             --       8,980,600
Expenses
  Property operations .....................................        278,385             --       1,743,480
  Real estate taxes .......................................        110,039             --         858,792
  Depreciation and amortization ...........................             --      1,786,337       2,550,427
  General and administrative ..............................             --             --         440,668
                                                               -----------     -----------     -----------
Total expenses ............................................        388,424      1,786,337       5,593,367
                                                               -----------    -----------     -----------
Operating income (loss) ...................................        794,829     (1,786,337)      3,387,233
Other income ..............................................             --             --          21,635
Interest expense
  Expense .................................................             --       (308,187)     (1,496,235)
  Amortization of deferred financing fees .................             --         (5,115)        (14,345)
                                                               -----------     -----------     -----------
Income (loss) from continuing operations ..................    $   794,829    $(2,099,639)    $ 1,898,288
                                                                ===========    ===========    ===========
Earnings (loss) per share from continuing operations
  (basic and diluted) .....................................                                   $      0.09
                                                                                              ===========
Weighted average shares outstanding (basic and diluted) ...                     19,844,369     20,680,502
                                                                               ===========    ===========

                             See accompanying notes.

                        GOVERNMENT PROPERTIES TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE THREE MONTHS ENDED MARCH 31, 2004 (UNAUDITED)

                                                                MINERAL                              ADJUSTMENTS
                                                 HISTORICAL(A)  WELLS(B)   PITTSBURGH(B)  LENEXA(B)   (C), (D)      PRO FORMA
                                                 -------------  --------   -------------  ---------   --------      ---------
Revenue
  Rental income ..............................   $  1,043,993   $ 80,850   $    802,439   $ 294,584  $        --   $  2,221,866
  Tenant reimbursements ......................             --         --            104      13,199           --         13,303
                                                 ------------   --------   ------------   ---------  -----------   ------------
Total revenue ................................      1,043,993     80,850        802,543     307,783           --      2,235,169
Expenses
  Property operations ........................        247,778     16,906        164,764      51,075           --        480,523
  Real estate taxes ..........................        148,097      1,556        102,030      38,139           --        289,822
  Depreciation and amortization ..............        280,109         --             --          --      356,310        636,419
  General and administrative .................      1,030,544         --             --          --           --      1,030,544
                                                 ------------   --------   ------------   ---------  -----------   ------------
Total expenses ...............................      1,706,528     18,462        266,794      89,214      356,310      2,437,308
                                                 ------------   --------   ------------   ---------  -----------   ------------
Operating income (loss) ......................       (662,535)    62,388        535,749     218,569     (356,310)      (202,139)
Other income .................................        243,269         --             --          --           --        243,269
Interest expense
  Expense ....................................       (398,829)        --             --          --       42,377       (356,452)
  Expense from issuance of warrant ...........     (2,097,900)        --             --          --           --     (2,097,900)
  Amortization of deferred financing fees ....         (3,614)        --             --          --           --         (3,614)
                                                 ------------   --------   ------------   ---------  -----------   ------------
Income (loss) from continuing operations .....   $ (2,919,609)  $ 62,388   $    535,749   $ 218,569  $  (313,933)  $ (2,416,836)
                                                 ============   ========   ============   =========  ===========   ============
Loss per share from continuing
  operations (basic and diluted) .............   $      (0.20)                                                     $      (0.12)
                                                 ============                                                      ============
Weighted average shares outstanding
  (basic and diluted) ........................     14,712,297                                          5,968,205     20,680,502
                                                 ============                                        ===========   ============

                             See accompanying notes.

      NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(A) Represents the historical consolidated statements of operations of the Company. The historical consolidated statement of operations for the year ended December 31, 2003 has been reclassified to reflect the Harahan property as a discontinued operation.

(B) Represents the historical operations for the Mineral Wells Property, the Pittsburgh Property, the Lenexa Property and the 2003 Acquired Properties prior to the Company's date of acquisition. Audited historical financial information for the Mineral Wells Property was included in the Company's registration statement related to the Offering. Audited and unaudited historical financial information for the Pittsburgh Property and the Lenexa Property are included in this report on Form 8-K/A.

(C) Represents pro forma adjustments related to the Company's ownership of the Acquired Properties prior to its date of acquisition:

                                                       ADJUSTMENTS FOR     ADJUSTMENTS FOR
                                                        THREE MONTHS         YEAR ENDED
                                                            ENDED            DECEMBER 31,
                                                       MARCH 31, 2004           2003
                                                       --------------           ----
DEPRECIATION AND AMORTIZATION (1)
   Mineral Wells ..................................      $   24,222          $  145,332
   Pittsburgh .....................................         241,893             967,572
   Lenexa .........................................          90,195             360,780
   2003 Acquired Properties .......................              --             312,653
                                                         ----------          ----------
        Total depreciation and amortization expense      $  356,310          $1,786,337
                                                         ==========          ==========

INTEREST EXPENSE (2)
   2003 Acquired Properties .......................      $       --          $  458,444
                                                         ==========          ==========
AMORTIZATION OF DEFERRED FINANCING FEES (2)
   2003 Acquired Properties .......................      $       --          $    5,115
                                                         ==========          ==========

      (1) Represents estimated depreciation and amortization of the acquired properties based upon the preliminary purchase price allocations in accordance with our depreciation and amortization policy.

      (2) Represents estimated interest expense for the individual 2003 Acquired Properties' mortgage debt, including stated interest rate and amortization of deferred loan fees.

(D) Represents pro forma adjustments related to the Company's Offering and the related effects on the Consolidated Statements of Operations as if the Offering had occurred on January 1, 2003:

                                                            ADJUSTMENTS FOR    ADJUSTMENTS FOR
                                                                ENDED            YEAR ENDED
                                                             THREE MONTHS        DECEMBER 31,
                                                            MARCH 31, 2004          2003
                                                            --------------          ----
INTEREST EXPENSE (1)
Elimination of interest expense on debt repaid from
  Offering proceeds related to 2003 Acquired Properties      $    (42,377)      $   (150,257)
                                                             ============       ============
WEIGHTED AVERAGE SHARES OUTSTANDING (2)
Adjustment to reflect the total number of shares
  outstanding after the Offering ......................         5,968,205         19,844,369
                                                             ============       ============

      (1) In connection with the Offering, the Company used a portion of the proceeds to repay lines of credit and mortgage debt outstanding on the 2003 Acquired Properties. This adjustment eliminates interest expense associated with the lines of credit and mortgage debt that was repaid.

      (2) The adjustment increases the weighted average shares outstanding to 20,680,502, which is the total number of shares outstanding after the Offering. This adjustment along with the net effect of the other pro forma adjustments have changed the pro forma earnings per share amounts.

(C) Exhibits


     The following exhibit is included in this Report:


     Exhibit 23.1   Consent of Ernst & Young LLP

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GOVERNMENT PROPERTIES TRUST, INC.

Date:  July 16, 2004                 By:  /s/ Nancy D. Olson
                                          --------------------------------
                                          Nancy D. Olson
                                          Chief Financial Officer and Treasurer

                                 EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION


   23.1                     Consent of Ernst & Young LLP